UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 5, 2006

ATHEROGENICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Georgia	0-31261	58-2108232
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

8995 Westside Parkway
Alpharetta, GA 30004
(Address of principal executive offices)

Registrant's telephone number, including area code (678) 336-2500

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

      On July 5, 2006, AtheroGenics, Inc. (the “Company”) entered into an Indemnification Agreement (the “Indemnification Agreement”) with each of its Directors and Officers in the form attached hereto as Exhibit 10.1 and incorporated herein by reference.

     Under the Indemnification Agreement, the Company agreed to indemnify each director and officer against liability arising out of the individual’s performance of his duties to the Company. The Indemnification Agreement provides indemnification in addition to the indemnification provided by the Company’s certificate of incorporation, by-laws and applicable law. Among other things, the Indemnification Agreement indemnifies each director and officer for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts actually and reasonably incurred by him in any action or proceeding, including any action by or in the right of the Company arising out of his service to the Company or to any other entity to which he provides services at the Company’s request. Further, the Company agrees to advance expenses he may spend as a result of any proceeding against him as to which he could be indemnified.

     The foregoing description of the Indemnification Agreement is a general description only and is qualified in its entirety by reference to the form Indemnification Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01 Other Events.

     On July 6, 2006, AtheroGenics, Inc. issued a press release announcing the promotion of Joseph M. Gaynor, Jr. to Senior Vice President and General Counsel.

     Mr. Gaynor joined AtheroGenics in 2005 as Vice President and General Counsel and a member of the Company’s Executive Committee. As Senior Vice President and General Counsel, he is responsible for all aspects of the Company’s legal affairs, reporting to Russell M. Medford, M.D., Ph.D., AtheroGenics’ President and Chief Executive Officer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are furnished as part of this current report on Form 8-K.

Exhibit No.		Description

10.1	-	Form of Indemnification Agreement dated July 5, 2006

99.1	-	Press Release dated July 6, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATHEROGENICS, INC.

Date: July 6, 2006	/s/MARK P. COLONNESE
Mark P. Colonnese
Executive Vice President Commercial Operations
and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.		Description

10.1	-	Form of Indemnification Agreement dated July 5, 2006

99.1	-	Press Release dated July 6, 2006